SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant    [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement

[_]      Confidential, for Use of  the  Commission Only (as  permitted  by  Rule
         14a-6(6)(2)

[_]      Definitive Proxy Statement

[_]      Definitive Additional Materials

[X]      Soliciting Material Pursuant to Section 240.14a-12


                          FIRSTWAVE TECHNOLOGIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                       N/A
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)(4) and 0-11.

         (1)      Title  of  each  class  of  securities  to  which  transaction
                  applies:                 N/A
                          ------------------------------------------------------

         (2)      Aggregate  number of class of securities to which  transaction
                  applies:                 N/A
                          ------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                  ----------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:                N/A
                                   ---------------------------------------------
     (2)   Form, Schedule or Registration Statement No.:         N/A
                                                         -----------------------
     (3)   Filing Party:                N/A
                         -------------------------------------------------------
     (4)   Date Filed:                  N/A
                       ---------------------------------------------------------



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THE  FOLLOWING IS A PRESS  RELEASE  ISSUED BY  REGISTRANT  ON JULY 26, 2001 WITH
RESPECT TO A REGISTRANT'S FILING OF A PRELIMINARY PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 25, 2001.

                           [COMPANY LOGO APPEARS HERE]


CONTACT:          ASHLEY NALLS
                  DIRECTOR OF MARKETING
                  FIRSTWAVE TECHNOLOGIES, INC.
                  770-431-1313
                  ashleyn@firstwave.net

         FIRSTWAVE ANNOUNCES THE FILING OF A PRELIMINARY PROXY STATEMENT
                CONCERNING A SPECIAL MEETING OF ITS SHAREHOLDERS

ATLANTA (July 26, 2001) - Firstwave Technologies, Inc. (NASDAQ: FSTW) today announced that it filed a preliminary proxy statement with the Securities and Exchange Commission on July 25, 2001, concerning a special meeting of its shareholders tentatively scheduled to occur at Firstwave's offices at 1:00 P.M. on August 29, 2001. The record date for the special meeting has been set as August 2, 2001. Firstwave's board of directors will recommend and seek the approval of its shareholders at the Special Meeting for several corporate actions that are intended to assist in regaining its compliance with the continued listing requirements of Nasdaq.

For further information concerning the special meeting, investors and security holders of Firstwave are encouraged to read the preliminary proxy statement (and the definitive proxy statement when it is available). Copies of the preliminary proxy statement (and the definitive proxy statement when it is available) may be obtained free of charge at the Securities and Exchange Commission's Web site at http://www.sec.gov. Copies of the definitive proxy statement (when available) will be mailed to Firstwave's shareholders of record and will also be available free of charge from Firstwave.

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Firstwave(R)   (www.firstwave.net)   provides  web-based,  eCRM  solutions  that
automate and optimize how companies get, keep and grow customer relationships. Firstwave offers one of the only true, 100% web-based CRM applications in the market today. Originally founded in 1984 as Brock Control Systems, Firstwave maintains the depth and industry experience required to address unique business needs of mid-market companies. With over 15 years of experience in relationship management, Firstwave holds the distinction of being the Best Internet Based CRM Solution as cited by the Denali Group for two consecutive years and has received the CRM Excellence Award by the Technology Marketing Corporation.

###

NOTE: Except for historical information contained herein, the matters set forth in this letter are forward-looking statements. The Company noted that the forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, such as the Company's capital requirements and other liquidity concerns and related doubt as to the Company's ability to continue as a going concern, potential fluctuations in quarterly results due to market demand, competition, technological developments, the Company's ability to continue to comply with Nasdaq listing requirements, and the size, timing, and contractual terms of orders, and also the risks and uncertainties discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission, under the caption "Certain Factors Effecting Forward Looking Statements," which discussion is incorporated herein by this reference.

WHERE YOU CAN FIND ADDITIONAL INFORMATION:

Investors and security holders of Firstwave Technologies, Inc. are advised to read the proxy statement regarding the proposals being considered at the special meeting, when it becomes available, because it will contain important information. Firstwave expects to mail a proxy statement about the special meeting to its shareholders. A preliminary proxy statement was filed by Firstwave with the Securities and Exchange Commission on July 25, 2001, and the Company will file a definitive proxy statement as soon as it is appropriate to do so. Investors and security holders may obtain a free copy of both the preliminary and the definitive proxy statement (when available) as well as the annual report, quarterly reports, current reports and other documents filed by the company at the Securities and Exchange Commission's Web site at http://www.sec.gov. The definitive proxy statement and such other documents may also be obtained free of charge from Cypress Communications.

Firstwave and its officers and directors may be deemed to be participants in the solicitation of proxies from shareholders of Firstwave with respect to the proposals presented to its shareholders at the special meeting. Information regarding such officers and directors is included in Firstwave's Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission, and a description of any interests that they have in the proposals before the shareholders at the special meeting will be available in the proxy statement. The Form 10-K is, and the proxy statement will be, available free of charge at the Securities and Exchange Commission's Web site at http://www.sec.gov and from Firstwave.